MET INVESTORS SERIES TRUST

                      Met/AIM Small Cap Growth Portfolio


                   Supplement to Prospectus dated May 1, 2004



Effective September 8, 2004, the following replaces in its entirety the information appearing under the heading MANAGEMENT - The Advisers - Met/AIM Small Cap Growth Portfolio in the Prospectus.

          The Adviser uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the Portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the Portfolio since 2004 and has been associated with the Adviser and/or its affiliates since 2004. From 2000 to 2004, Ms. Ellis was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, who has been responsible for the Portfolio since 2004 and has been associated with the Adviser and/or its affiliates since 2004. From 2000 to 2004, Mr. Hartsfield was a co-portfolio manger with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton

         They are assisted by the Small Cap Core/Growth Team.


Dated:  September 8, 2004